UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2005
                                                           -------------

                        MOBILE REACH INTERNATIONAL, INC.
                -------------------------------------------------
               (Exact name of Company as specified in its charter)

           Delaware                    000-29313                  20-0121007
 ---------------------------    ----------------------        -----------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


                      2054 Kildaire Farm Rd. #353, Cary NC          27511
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                    (Address of principal executive offices)      (Zip Code)


         Company's telephone number, including area code: (919) 336-2500
                                                          --------------

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

On July 21, 2005, in connection with the financing transaction previously disclosed on a Form 8-K dated May 3, 2005 (the "Initial Form 8-K"), Mobile Reach International, Inc. (the "Company") executed definitive agreements for the purchase by institutional, accredited investors (collectively, the "Investors") of $100,000 of principal amount of 8% convertible promissory notes of the Company ("Note" or the "Notes"), maturing on April 1, 2006, convertible at the Investor's option, into shares of the Company's common stock, $.0001 par value (the "Common Stock") at a per share conversion price equal to the lesser of (i) 70% of the average of the closing bid prices of the Common Stock as reported by Bloomberg, L.P. for the principal trading market of the Company for the three trading days immediately preceding the closing on April 28, 2005 (the "Closing Date Conversion Price"), or (ii) the average of the three lowest closing bid prices for the ten trading days preceding the conversion date. In connection with the issuance of the Notes, the Company issued to the Investors five-year common stock purchase warrants (the "Warrants") to purchase the number of shares of Common Stock which would be issued on the closing date assuming the conversion of all of the outstanding Notes on the closing date at the Closing Date Conversion Price. The exercise price of the Warrants is equal to the Closing Date Conversion Price. Following the effective date of the Registration Statement (as defined below), the Warrants shall provide for cashless exercise. The conversion price of the Notes and the exercise price of the Warrants are subject to adjustment for certain dilution events or in the event of certain capital adjustments or similar transactions, such as a stock split or merger. Subject to certain excepted issuances, the Investors have a right of first refusal with respect to any proposed sale of Company securities for a period of one year following the effective date of the Registration Statement.

As of the date of the filing of this Current Report on Form 8-K and including amounts previously disclosed in the Initial Form 8-K and a Form 8-K dated May 13, 2005, the Company has received gross proceeds of $500,000, including $125,000 from the Old Investors (as defined in the Initial Form 8-K) and net proceeds of approximately $460,000, including $115,000 from the Old Investors, after payment of offering related fees and expenses.

Provided that the Company is not in default under the Notes or other transaction documents, the Company will have the right, subject to the conversion rights of the Investors under the Notes, to prepay the principal amount and accrued but unpaid interest of the Notes at any time for an amount equal to 120% of the original principal amount of the Notes.

The Notes may not be converted prior to the Company increasing the number of authorized shares of Common Stock (the "Share Increase") to allow for any such conversions. On June 27, 2005, the Company filed and mailed a definitive information statement (the "Information Statement") notifying stockholders of the Share Increase approval. The Company effected the Share Increase on July 18, 2005.

In addition, the Company has agreed to file within 90 days of the closing a registration statement (the "Registration Statement") covering the shares of Common Stock underlying the Notes and Warrants, and have such Registration Statement declared effective within 120 days of the closing. The Company will be

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obligated to pay liquidated damages to the holders of the Notes if the
Registration Statement is not timely filed or declared effective, if the effectiveness of the Registration Statement is subsequently suspended for more than certain specified permitted periods (each, an "Event Date"), and for certain other specified events, in an amount equal to 1% for the first 30 days (or portion thereof) following an Event Date and 2% for each thirty day period (or portion thereof) thereafter.

The foregoing description is qualified in its entirety by the agreements and the other instruments relating to the Notes and the Warrants attached to the Initial Form 8-K.

On May 25th, 2005, the Company and a vendor entered into an agreement for payment of account, pursuant to which, in lieu of payment in cash obligations equal to $16,800.00 for past services provided by the vendor, the Company agreed to issue to the vendor 1,680,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 1st, 2005, the Company and a former Officer entered into an agreement of settlement for past services and expenses, whereas the Company is to issue to the former officer 1,000,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Subsequently, Company entered into a consulting Agreement with the former Officer for services beginning June 1st, 2005. Both Company and former Officer also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On March 31st, 2005, the Company and a vendor entered into an agreement for payment of account, pursuant to which, in lieu of payment in cash obligations equal to $20,000.00 for past services provided by the vendor, the Company agreed to issue to the vendor 2,000,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 16th, 2005, the Company and a former director of one of the Companys Subsidiaries, (Mobile Reach Technologies, GmbH) entered into an agreement of settlement for past services and expenses, whereas the Company is to issue to the former director 3,554,199 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Company and Director also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 1st, 2005, the Company and a former employee entered into a settlement agreement past services and expenses, whereas the Company is to issue to the former Employee 550,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its

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authorized shares of common stock. Both Company and Employee also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 1st, 2005, the Company and a former Employee entered into a settlement agreement for payment of account, pursuant to which, in lieu of payment in cash obligations equal to $10,107.27 for past services provided by Employer, the Company agreed to issue to the vendor 930,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On June 1st, 2005, the Company and a current Employee entered into a settlement agreement, the Company agreed to issue to the Employee 1,800,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Company and Employee also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On June 1st, 2005, the Company and a current Employee entered into a settlement agreement, the Company agreed to issue to the Employee 4,500,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Company and Employee also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 1st, 2005, the Company and a current Employee entered into a settlement agreement, whereas Employee agrees to cancel a promissory note dated in 2003, in exchange for the Company to issue to the Employee 2,400,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Company and Employee also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 1st, 2005, the Company and a current Employee entered into a settlement agreement, the Company agreed to issue to the Employee 1,800,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Company and Employee also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 1st, 2005, the Company and a current Employee entered into a settlement agreement, the Company agreed to issue to the Employee 6,000,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Company and Employee also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On May 1st, 2005, the Company and a current Employee entered into a settlement agreement, the Company agreed to issue to the Employee 2,400,000 restricted shares of its common stock, subject to Company obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Company and Employee also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

ITEM 5.02     APPOINTMENT OF PRINCIPAL OFFICERS

On July 19, 2005, the Company appointed Brian R. Balbirnie as its Chief Financial Officer. Mr. Balbirnie will receive an annual salary of $105,000. The Company and Mr. Balbirnie do not currently plan to execute an employment agreement.

ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION

As fully discussed in the Information Statement, on July 18, 2005, the Company filed a Certificate of Amendment to its Certificate of Incorporation increasing the number of authorized shares of Common Stock from 50 million to 500 million.

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SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 22, 2005.


                                            Mobile Reach International, Inc.

                                            By:  /s/  Alan Christopher Johnson
                                               --------------------------------
                                                      Alan Christopher Johnson
                                                      Chief Executive Officer
July 22, 2005